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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ X ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     November 21, 2003
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         Commission file number   333-76723
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                                 SIMMONS COMPANY
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             (Exact name of registrant as specified in its charter)

         Delaware                                       06-1007444
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia            30328-6188
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         (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                     ---------------------------

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ITEM 5.       OTHER EVENTS.

         Simmons Holdings, Inc. ("Holdings"), the parent of Simmons Company, has entered into an ESOP Stock Sale Agreement (the "ESOP Stock Sale Agreement") by and among THL Bedding Company , Holdings and State Street Bank and Trust Company, solely in its capacity as trustee of the Simmons Company Employee Stock Ownership Trust (the "Trust") dated as of November 21, 2003. The ESOP Stock Sale Agreement provides for the purchase by THL Bedding Company of all of the shares of Holdings common stock held by the Trust.







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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                        SIMMONS COMPANY

By:                      /s/ William S. Creekmuir
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                              William S. Creekmuir
              Executive Vice President and Chief Financial Officer

Date:         November 25, 2003